EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                       18 UNITED STATES CODE SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mera Pharmaceuticals, Inc. (the "Company") on Form 10-KSB for the period ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in their capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopbed pursuant to Se4ction 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.


                                      /s/ Daniel P. Beharry
                                      ---------------------
                                      Daniel P. Beharry
                                      Chief Executive Officer

                                      February 15, 2005


                                      /s/ Anthony E. Applebaum
                                      ------------------------
                                      Anthony E. Applebaum
                                      Principal Financial and Accounting Officer

                                      February 15, 2005